UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2017

HUNTWICKE CAPITAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54379	81-3957913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Park Street

Topsfield, MA 01983

(Address of principal executive offices) (zip code)

(978) 887-5981

(Registrant's telephone number, including area code)

7 Grove Street

Topsfield, MA 01983

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 21, 2017, the sole member of the Board of Directors (the “Board”) of Huntwicke Capital Group Inc. (the “Company”) dismissed Liggett & Webb, P.A. (“Liggett), effective immediately, as the Company’s independent registered public accounting firm.

During the fiscal year ended April 30, 2016 and through June 21, 2017 there were (i) no disagreements between the Company and Liggett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Liggett, would have caused Liggett to make reference to the subject matter of such disagreements in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Liggett did not conduct an audit of the Company’s financial statements for the year ended April 30, 2015 and did not conduct an audit of the Company’s financial statements for the year ended April 30, 2017.

Liggett’s audit report on the consolidated financial statements of the Company for the fiscal year ended April 30, 2016 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than the substantial doubt that the Company would continue as a going concern.

The Company provided Liggett with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Liggett furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Liggett’s letter, dated June 22, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 21, 2017, the Board engaged Moody, Famiglietti & Andronico, LLP (“MFA”) as the Company’s new independent registered public accounting firm.

During the fiscal years ended April 30, 2016 and 2017 and in the subsequent interim period, neither the Company nor anyone acting on its behalf consulted MFA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by MFA that MFA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Liggett dated June 22, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTWICKE CAPITAL GROUP INC.

Dated: June 23, 2017	By:	/s/ Brian Woodland
Name: Brian Woodland
Title: President

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